Borrowings	12 Months Ended
Dec. 31, 2017
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Borrowings
12.	Borrowings

The Company entered into a financing agreement with Rabobank Utrechtse Heuvelrug U.A. (“Rabobank”) on December 29, 2005, which provided for total borrowings of €1.5 million for the financing of its business activities. The duration of the agreement was 12 years. Under the agreement, the loans were to be repaid in monthly installments of €14 thousand. The loans bore interest at an annual rate equal to 4.45% and were fixed until April 1, 2016. At that date, the interest rate was fixed at 3.55% until March 31, 2017.

Movements in the Company’s borrowings with the Rabobank were as follows:

(euros in thousands)
Balance December 31, 2016	486
Short term portion December 31, 2016	167
Long term portion December 31, 2016	319

Balance January 1, 2017	486
Repayments	(486)

Balance December 31, 2017	—

On March 31, 2017, the Company repaid, in full, the loan from Rabobank. At the repayment date, the total outstanding balance of the loan amounted to approximately €0.5 million. As a result of the repayment, the pledge associated with the loan was removed and the related cash was released from restriction.